APPENDIX A
                                       TO
                              CUSTODIAN AGREEMENT
                                    BETWEEN
                         BROWN BROTHERS HARRIMAN & CO.
                                      AND
                  EACH OF THE MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO

                           Dated as of March 8, 2011

The following is a list of Funds for which the Custodian shall serve under the Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                               PIONEER BOND FUND
                     PIONEER DIVERSIFIED HIGH INCOME TRUST
                         PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                        PIONEER EQUITY OPPORTUNITY FUND
                          PIONEER FLOATING RATE TRUST
                                  PIONEER FUND
                           PIONEER HIGH INCOME TRUST
                            PIONEER HIGH YIELD FUND

       PIONEER IBBOTSON ALLOCATION SERIES, a series trust consisting of:
                  PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                 PIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND
                    PIONEER IBBOTSON GROWTH ALLOCATION FUND
                   PIONEER IBBOTSON MODERATE ALLOCATION FUND

                           PIONEER INDEPENDENCE FUND
                           PIONEER MID CAP VALUE FUND

           PIONEER MONEY MARKET TRUST, a series trust consisting of:
                           PIONEER CASH RESERVES FUND

                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

                           PIONEER REAL ESTATE SHARES
                             PIONEER RESEARCH FUND
             PIONEER SERIES TRUST I, a series trust consisting of:
                    PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                       PIONEER SELECT MID CAP GROWTH FUND

             PIONEER SERIES TRUST II, a series trust consisting of:
                        PIONEER AMT-FREE MUNICIPAL FUND
                       PIONEER GROWTH OPPORTUNITIES FUND
                       PIONEER TAX FREE MONEY MARKET FUND

            PIONEER SERIES TRUST III, a series trust consisting of:
                           PIONEER CULLEN VALUE FUND

             PIONEER SERIES TRUST IV, a series trust consisting of:
                         PIONEER CLASSIC BALANCED FUND
                         PIONEER GOVERNMENT INCOME FUND
                         PIONEER TREASURY RESERVES FUND

             PIONEER SERIES TRUST V, a series trust consisting of:
                           PIONEER GLOBAL EQUITY FUND
                       PIONEER HIGH INCOME MUNICIPAL FUND
                        PIONEER DISCIPLINED GROWTH FUND
                         PIONEER DISCIPLINED VALUE FUND

             PIONEER SERIES TRUST VI, a series trust consisting of:
                           PIONEER FLOATING RATE FUND
                      PIONEER MULTI-ASSET REAL RETURN FUND

                       PIONEER CAYMAN COMMODITY FUND LTD
      (a wholly-owned subsidiary of Pioneer Multi-Asset Real Return Fund)

            PIONEER SERIES TRUST VII, a series trust consisting of:
                       PIONEER GLOBAL AGGREGATE BOND FUND
                         PIONEER GLOBAL HIGH YIELD FUND

               PIONEER SERIES TRUST VIII, a series consisting of:
                        PIONEER INTERNATIONAL VALUE FUND

             PIONEER SERIES TRUST X, a series trust consisting of:
                      PIONEER ABSOLUTE RETURN CREDIT FUND
                        PIONEER FUNDAMENTAL GROWTH FUND
                     PIONEER MULTI-ASSET FLOATING RATE FUND

                         PIONEER SHORT TERM INCOME FUND
                         PIONEER STRATEGIC INCOME FUND
                               PIONEER VALUE FUND

        PIONEER VARIABLE CONTRACTS TRUST, a series trust consisting of:
                           PIONEER BOND VCT PORTFOLIO
                       PIONEER CULLEN VALUE VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                      PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                   PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO
               PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
                      PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

Each of the open-end management          BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"


By:     /s/Christopher J. Kelley         By:     /s/Hugh B. Bolton
        ------------------------                 -----------------
Name:   Christopher J. Kelley            Name:   Hugh B. Bolton
Title:  Secretary                        Title:  Senior Vice President